CHURCHILL CASH RESERVES TRUST
      Supplement to the prospectus dated January 31, 2000


      The holders of more than 99% of the Trust's shares have advised the Trust that they intend to redeem their shares on
January 26, 2001, which will leave the Trust with virtually no assets. Management of the Trust has concluded that it will not be practical at that time for the Trust to continue operations. The Trust will terminate operations as soon as practicable thereafter, affording each shareholder the opportunity to close its account.

      Effective on January 26, 2001, the Trust will no longer offer shares to the public.

        The date of this supplement is December 6, 2000